UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 4, 2021

NEVADA CANYON GOLD CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55600	46-5152859
(State or other jurisdiction of incorporation)	(Commission File number)	(IRS Employer Identification No.)

316 California Ave., Suite 543, Reno, NV 89509

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code (888) 909-5548

(Former name or former address, if changed since last report.)

Copies to:

Janus Capital Law Group

Attn.: Deron Colby, Esq.

22 Executive Park, Suite 250

Irvine, California 92614

Phone: (949) 633-8965

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	NGLD	OTC Markets (Pinks)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Exploration Lease with Option to Purchase Agreement

On June 4, 2021, Nevada Canyon Gold Corp. (“NCG”) entered into Exploration Lease with Option to Purchase Agreement (the “Agreement”) with Belshazzar Holdings, L.L.C., (“BH”) a Nevada limited liability Corporation on the Belshazzar Property, consisting of 10 unpatented lode mining claims and 7 unpatented placer mineral claim totaling 200 acres, within Quartzburg mining district, in Boise County, Idaho (the “Property”).

The term of the Agreement commences on June 4, 2021, and continues for ten (10) years, subject to NCG’s right to extend the Agreement for two (2) additional terms of ten (10) years each, and subject to NCG’s option to purchase the Property.

Full consideration of the Agreement consists of the following: i.) an initial cash payment of $20,000 to be paid within 90 days from the execution of the Agreement on June 4, 2021 (the “effective date”), and ii.) annual payments of $20,000 to be paid on the anniversary of the Effective Date while the Agreement remains in effect. NCG has the exclusive option and right to acquire 100% ownership of the Property (the “Purchase Option”). To exercise the Purchase Option, NCG will be required to pay Eight Hundred Thousand Dollars ($800,000) (the “Purchase Price”). The Purchase Price can be paid in either cash and/or equity of NCG, or a combination thereof, at the election of BH. The annual payments paid by NCG to BH, shall not be applied or credited against the Purchase Price. The Belshazzar Property is subject to an 1% Gross Returns Royalty payable to the property owner, from the Commencement of Commercial Production subject to certain terms.

A copy of the Exploration Lease with Option to Purchase Agreement dated June 4, 2021 is attached as Exhibit 10.07 hereto.

ITEM 7.01 REGULATION FD DISCLOSURE

On June 4, 2021, the Company issued a news release announcing it had entered into an Exploration Lease with Option to Purchase Agreement on the Belshazzar Property, located in Boise County, Idaho, further described in Item 1.01 of this Form 8-K. A copy of the news release is attached as Exhibit 99.1 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10.07	Exploration Lease with Option to Purchase Agreement, dated June 4, 2021

99.01	News Release dated June 4, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEVADA CANYON GOLD CORP.

By:	/s/ Jeffrey Cocks
Jeffrey Cocks
President and Chief Executive Officer

Date:	June 4, 2021